NORTH AMERICAN FUNDS

Josephthal Strategic Growth Fund

SUPPLEMENT DATED August 3, 2001

TO PROSPECTUS dated March 1, 2001

This supplement supercedes any previous supplements.

American General Corporation ("AGC") and American International Group, Inc. ("AIG") have entered into an agreement, dated as of May 11, 2001, pursuant to which AIG will acquire AGC (the "Transaction"). It is currently anticipated that the Transaction will close before the end of 2001 (the "Closing Date"), subject to receipt of necessary approvals. AGC is the parent corporation of American General Asset Management Corp. ("AGAM"), the investment adviser to North American Funds (the "Trust"). As a result of the Transaction, AGAM will become a wholly owned subsidiary of AIG. Under the Investment Company Act of 1940, the change of control of an investment adviser results in the assignment of the advisory agreement and its automatic termination. In addition, the subadvisory agreement between AGAM and Josephthal & Co., Inc., the subadviser to the Josephthal Strategic Growth Fund (the "Fund"), provides that it terminates automatically upon the termination of the Fund's advisory agreement with AGAM. To ensure the uninterrupted provision of investment advisory and subadvisory services to the Fund following the Closing Date, the Board of Trustees approved the continuation of the Fund's existing advisory and subadvisory arrangements. Specifically, on July 16-17, 2001, the Board approved an interim advisory agreement, as well as new investment advisory and subadvisory agreements, with AGAM and Josephthal, respectively, with respect to the Fund.

Subsequently, at a meeting on August 2, 2001, the Board determined that it would be in the best interests of shareholders of the Fund for the Fund to cease operations and be liquidated as of October 26, 2001. Accordingly, as of August 3, 2001, the Fund will no longer accept investments. If shareholders redeem their Fund shares, no contingent deferred sales charges that would otherwise be applicable will be deducted from proceeds upon redemption. Further, no contingent deferred sales charges will be deducted from liquidation proceeds for those shareholders who hold their shares until liquidation. You may be subject to tax as a result of a Fund liquidation. Please consult your own tax advisor.

Please call 1-800-872-8037 if you require more information.

Other Information

Effective May 1, 2001, Joseph T. Grause, Jr. ceased serving as an officer and trustee of the Fund.

0801:91430